Exhibit 99.(E)(6)

SCHEDULE A

TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT

(AS AMENDED, EFFECTIVE September 30, 2014)

1.                                      Portfolios or Classes Covered by Distribution Agreement that are no-load and have no 12b-1 fees:

ICON Fund — Class S

ICON Bond Fund — Class S

ICON Equity Income Fund - Class S

ICON Long/Short Fund — Class S

ICON Risk-Managed Balanced Fund — Class S

ICON Emerging Markets Fund — Class S

ICON Europe Fund — Class S

ICON International Equity Fund — Class S

ICON Consumer Discretionary Fund — Class S

ICON Consumer Staples Fund — Class S

ICON Energy Fund — Class S

ICON Financial Fund — Class S

ICON Healthcare Fund — Class S

ICON Industrials Fund — Class S

ICON Information Technology Fund — Class S

ICON Materials Fund — Class S

ICON Utilities Fund — Class S

ICON Opportunities Fund

ICON High Yield Bond Fund

2.                                      Portfolios or Classes covered by Distribution Agreement with a 12b-1 plan:

ICON Fund — Class A and Class C

ICON Bond Fund — Class A and Class C

ICON Equity Income Fund - Class A and Class C

ICON Long/Short Fund — Class A and Class C

ICON Risk-Managed Balanced Fund — Class A and Class C

ICON Emerging Markets Fund — Class A and Class C

ICON Europe Fund — Class A and Class C

ICON International Equity Fund — Class A and Class C

ICON Consumer Discretionary Fund — Class A and Class C

ICON Consumer Staples Fund — Class A and Class C

ICON Energy Fund — Class A and Class C

ICON Financial Fund — Class A and Class C

ICON Healthcare Fund — Class A and Class C

ICON Industrials Fund — Class A and Class C

ICON Information Technology Fund — Class A and Class C

ICON Materials Fund — Class A and Class C

ICON Utilities Fund — Class A and Class C

IN WITNESS WHEREOF, the parties have duly executed this amended Schedule A effective as of September 30, 2014.

ICON Funds		ICON DISTRIBUTORS, INC.

By:	/s/ Carrie Schoffman	By:	/s/ Stephen Moran

Name:	Carrie Schoffman	Name:	Stephen Moran

Title:	Treasurer	Title:	President

ICON ADVISERS, INC.

By:	/s/ Donald Salcito

Name:	Donald Salcito

Title:	EVP